Statement of Additional Information Supplement
American Century Capital Portfolios, Inc.
Statement of Additional Information dated August 1, 2024

American Century ETF Trust
Statement of Additional Information dated January 1, 2025

Supplement dated May 31, 2025

Michael Liss, CFA, CPA, Vice President and Senior Portfolio Manager, has announced his plans to retire. As a result, he will no longer serve as a portfolio manager for the funds effective December 31, 2025.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-98717 2505